UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 24, 2003




                           MTI TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                        0-23418               95-3601802
           --------                        -------               ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)




                              14661 Franklin Avenue
                            Tustin, California 92780
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                            ------------------------
                 (Former Address, if changed since last report)


                                 (714) 481-7800
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.

     (a)-(b) Not applicable.

     (c)  Exhibits.


   Exhibit
   Number       Description
   ------       -----------

     99.1 Press Release dated November 17, 2003, issued by MTI Technology Corporation

     99.2 Transcript of Fiscal Year 2004 Second Quarter and Six Months Conference Call of November 17, 2003


Item 12.  Results of Operations and Financial Condition.

     On November 17, 2003, MTI Technology Corporation issued a press release to report its financial results for the quarterly period ended October 4, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     On November 17, 2003, MTI Technology Corporation held a conference call regarding its financial results for the quarterly period ended October 4, 2003. A copy of the conference call transcript is furnished as Exhibit 99.2 to this report.

     The information included in this Current Report on Form 8-K, including
Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 12 and such information, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MTI TECHNOLOGY CORPORATION


Date: November 24, 2003                      /s/ Todd Schaeffer
                                             -----------------------------------
                                             Todd Schaeffer
                                             Chief Financial Officer

                                Index to Exhibits


   Exhibit
   Number       Description
   ------       -----------

     99.1 Press Release dated November 17, 2003, issued by MTI Technology Corporation
     99.2 Transcript of Fiscal Year 2004 Second Quarter and Six Months Conference Call of November 17, 2003